Other financial liabilities	12 Months Ended
Sep. 30, 2022
Other financial liabilities
Other financial liabilities

Note 20. Other financial liabilities

Accounting policy

Other financial liabilities include liabilities measured at amortised cost as well as liabilities which are measured at FVIS. Financial liabilities measured at FVIS include:
● trading liabilities (i.e. securities sold short); and
● liabilities designated at FVIS (i.e. certain repurchase agreements). Refer to Note 23 for balances measured at fair value and amortised cost. Repurchase agreements

Where securities are sold subject to an agreement to repurchase at a predetermined price, they remain recognised in the balance sheet in their original category (i.e. ‘Trading securities’ or ‘Investment securities’).

The cash consideration received is recognised as a liability (‘Repurchase agreements’). Repurchase agreements are designated at fair value where they are managed as part of a trading portfolio, otherwise they are measured on an amortised cost basis.

Where a repurchase agreement is designated at fair value, subsequent to initial recognition, these liabilities are measured at fair value with changes in fair value (except credit risk) recognised through the income statement as they arise. The change in fair value that is attributable to credit risk is recognised in OCI except where it would create an accounting mismatch, in which case it is also recognised through the income statement.

	Consolidated		Parent Entity
$m	2022	2021	2022	2021
Repurchase agreements	41,257	35,899	37,764	33,346
Interbank placements	4,893	4,080	4,888	4,079
Accrued interest payable	1,738	944	1,474	829
Securities purchased not delivered	1,880	3,286	1,880	3,286
Trade creditors and other accrued expenses	1,045	1,392	893	1,124
Settlement and clearing balances	729	708	718	695
Securities sold short	3,345	2,331	3,345	2,331
Other	1,473	1,669	1,390	1,573
Total other financial liabilities	56,360	50,309	52,352	47,263